Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Ship Purchase Obligations
Our future capital commitments consist primarily of new ship orders. As of December 31, 2019, we had one Quantum-class ship, two Oasis-class ships and three ships of a new generation, known as our Icon-class, on order for our Royal Caribbean International brand with an aggregate capacity of approximately 32,400 berths. As of December 31, 2019, we had three Edge-class ships on order for our Celebrity brand with an aggregate capacity of approximately 9,400 berths. Additionally as of December 31, 2019, we had five ships on order with an aggregate capacity of approximately 2,400 berths for our Silversea Cruises brand. The following provides further information on recent developments with respect to our ship orders.
During 2017, we entered into credit agreements for the unsecured financing of the two Icon-class ships for up to 80% of each ship’s contract price. For each ship, the official Finnish export credit agency, Finnvera plc, has agreed to guarantee 100% of a substantial majority of the financing to the lenders, with a smaller portion of the financing to be 95% guaranteed by Euler Hermes, the official German export credit agency. The maximum loan amount under each facility is not to exceed €1.4 billion, or approximately $1.6 billion, based on the exchange rate at December 31, 2019. Interest on approximately 75% of each loan will accrue at a fixed rate of 3.56% and 3.76% for the first and the second Icon-class ships, respectively, and the balance will accrue interest at a floating rate ranging from LIBOR plus 1.10% to 1.15% and LIBOR plus 1.15% to 1.20% for the first and the second Icon-class ships, respectively. Each loan will amortize semi-annually and will mature 12 years following delivery of each ship. The first and second Icon-class ships will each have a capacity of approximately 5,600 berths and are expected to enter service in the second quarters of 2022 and 2024, respectively.
During 2017, we entered into credit agreements for the unsecured financing of the third and fourth Edge-class ships and the fifth Oasis-class ship for up to 80% of each ship’s contract price through facilities to be guaranteed 100% by Bpifrance Assurance Export, the official export credit agency of France. Under these financing arrangements, we have the right, but not the obligation, to satisfy the obligations to be incurred upon delivery and acceptance of each ship under the shipbuilding contract by assuming, at delivery and acceptance, the debt indirectly incurred by the shipbuilder during the construction of each ship. The maximum loan amount under each facility is not to exceed €684.2 million in the case of the third Edge-class ship and the United States dollar equivalent of €714.6 million and €1.1 billion in the case of the fourth Edge-class ship and fifth Oasis-class ship, or approximately $802.1 million and $1.2 billion, respectively, based on the exchange rate at December 31, 2019. The loans will amortize semi-annually and will mature 12 years following delivery of each ship. Interest on the loans will accrue at a fixed rate of 1.28% for the third Edge-class ship and at a fixed rate of 3.18% for both, the fourth Edge-class ship and the fifth Oasis-class ship. The third and fourth Edge-class ships, each of which will have a capacity of approximately 3,250, are expected to enter service in the fourth quarters of 2021 and 2022, respectively. The fifth Oasis-class ship will have a capacity of approximately 5,700 berths and is expected to enter service in the second quarter of 2021.
During 2016, we entered into credit agreements for the unsecured financing of our first two Edge-class ships for up to 80% of each ship’s contract price through facilities to be guaranteed 100% by Bpifrance Assurance Export, the official export credit agency of France. Celebrity Edge, the first Edge-class ship for our Celebrity Cruises brand, entered service in December 2018. For further information on the financing agreement for this ship, refer to Note 9. Debt. The second Edge-class ship will have a capacity of approximately 2,900 berths and is expected to enter service in the first quarter of 2020. Under the financing arrangement for the second Edge-class ship, we have the right, but not the obligation, to satisfy the obligations to be incurred upon delivery and acceptance of the vessel under the shipbuilding contract by assuming, at delivery and acceptance, the debt indirectly incurred by the shipbuilder during the construction of the ship. The maximum loan amount under the facility for the second Edge-class ship delivery is not to exceed the United States dollar equivalent of €627.1 million, or approximately $704.0 million, respectively, based on the exchange rate at December 31, 2019. The loan will amortize semi-annually and will mature 12 years following delivery of the ship. Interest on the loan will accrue at a fixed rate of 3.23%.
During 2015, we entered into a credit agreement for the unsecured financing of the fifth Quantum-class ship for up to 80% of the ship’s contract price, through a facility to be guaranteed 95% by Euler Hermes, official export credit agency of Germany. Hermes has agreed to guarantee to the lender payment of 95% of the financing. The ship will have a capacity of approximately 4,200 berths and is expected to enter service in the fourth quarter of 2020. This credit agreement makes available to us an unsecured term loan in an amount up to the United States dollar equivalent of €777.5 million, or approximately $872.7 million, based on the exchange rate at December 31, 2019. The loan will amortize semi-annually and will mature 12 years following delivery of the ship. At our election, prior to delivery of the ship, interest on the loans will accrue either (1) at a fixed rate of 3.45% (inclusive of the applicable margin) or (2) at a floating rate equal to LIBOR plus 0.95%.
Our future capital commitments consist primarily of new ship orders. As of December 31, 2019, our Global Brands have the following ships on order:

Ship	Shipyard	Expected to Enter Service	Approximate Berths
Royal Caribbean International —
Oasis-class:
Wonder of the Seas	Chantiers de l’Atlantique	2nd Quarter 2021	5,700
Unnamed	Chantiers de l’Atlantique	4th Quarter 2023	5,700
Quantum-class:
Odyssey of the Seas	Meyer Werft	4th Quarter 2020	4,200
Icon-class:
Unnamed	Meyer Turku Oy	2nd Quarter 2022	5,600
Unnamed	Meyer Turku Oy	2nd Quarter 2024	5,600
Unnamed	Meyer Turku Oy	2nd Quarter 2025	5,600
Celebrity Cruises —
Edge-class:
Celebrity Apex	Chantiers de l’Atlantique	2nd Quarter 2020	2,900
Celebrity Beyond	Chantiers de l’Atlantique	4th Quarter 2021	3,250
Unnamed	Chantiers de l’Atlantique	4th Quarter 2022	3,250
Silversea Cruises — (1)
Silver Origin	De Hoop	3rd Quarter 2020	100
Muse-class:
Silver Moon	Fincantieri	3rd Quarter 2020	550
Silver Dawn	Fincantieri	3rd Quarter 2021	550
Evolution-class:
Unnamed	Meyer Werft	1st Quarter 2022	600
Unnamed	Meyer Werft	1st Quarter 2023	600
TUI Cruises (50% joint venture) —
Mein Schiff 7	Meyer Turku Oy	2nd Quarter 2023	2,900
Unnamed	Fincantieri	3rd Quarter 2024	4,100
Unnamed	Fincantieri	1st Quarter 2026	4,100

Total Berths			55,300
(1) The revenue impact from Silversea Cruises' new ships will be recognized on a three month reporting lag from the "Expected to Enter Service" dates above. Refer to Note 1. General to our consolidated financial statements under Item 8. Financial Statements and Supplementary Data for further information.
In June 2019, Silversea Cruises entered into a $300 million unsecured term loan facility for the financing of Silver Moon to pay a portion of the ship's contract price through a facility guaranteed by us. We expect to draw upon this loan when we take delivery of the ship. The loan will be due and payable at maturity in June 2028. Interest on the loan will accrue at LIBOR plus 1.50%.
In September 2019, Silversea Cruises entered into two credit agreements, guaranteed by us, for the unsecured financing of the first and second Evolution-class ships for an amount of up to 80% of each ship's contract price through facilities to be guaranteed 95% by Euler Hermes, the official export credit agency of Germany. The maximum loan amount under each facility is not to exceed the United States dollar equivalent of €351.6 million in the case of the first Evolution-class ship and €359.0 million in the case of the second Evolution-class ship, or approximately $394.7 million and $403.0 million, respectively, based on the exchange rate at December 31, 2019. Each loan, once funded, will amortize semi-annually and will mature 12 years following the delivery of each ship.  At our election, interest on each loan will accrue either (1) at a fixed rate of 4.14% and 4.18%, respectively (inclusive of the applicable margin) or (2) at a floating rate equal to LIBOR plus 0.79% and 0.83%, respectively. The first and second Evolution-class ships will each have a capacity of approximately 600 berths and are scheduled for delivery in the first quarters of 2022 and 2023, respectively.

In December 2019, we entered into a credit agreement for the unsecured financing of the sixth Oasis-class ship for up to 80% of the ship’s contract price through a facility to be guaranteed 100% by Bpifrance Assurance Export, the official export credit agency of France. Under the financing arrangement, we have the right, but not the obligation, to satisfy the obligations to be incurred upon delivery and acceptance of the ship under the shipbuilding contract by assuming, at delivery and acceptance, the debt indirectly incurred by the shipbuilder during the construction of the ship. The maximum loan amount under the facility is not to exceed the United States dollar equivalent of €1.3 billion, or approximately $1.5 billion based on the exchange rate at December 31, 2019. The loan will amortize semi-annually and will mature 12 years following delivery of the ship. Interest on the loan will accrue at a fixed rate of 3.00% (inclusive of margin). The sixth Oasis-class ship will have a capacity of approximately 5,700 berths and is scheduled for delivery in the fall of 2023.

In December 2019, we entered into a credit agreement for the unsecured financing of the third Icon-class ship for up to 80% of the ship’s contract price. Finnvera plc, the official export credit agency of Finland, has agreed to guarantee 95% of the substantial majority of the financing, with a smaller portion of the financing to be 95% guaranteed by Euler Hermes, the official German export credit agency. The maximum loan amount under the facility is not to exceed the United States dollar equivalent of €1.4 billion, or approximately $1.6 billion based on the exchange rate at December 31, 2019. The loan, once funded, will amortize semi-annually and will mature 12 years following the delivery of the ship. Approximately 60% of the loan will accrue interest at a fixed rate of 3.29%. The balance of the loan will accrue interest at a floating rate of LIBOR plus 0.85%. The third Icon-class ship will have a capacity of approximately 5,600 berths and is scheduled for delivery in the second quarter of 2025.
As of December 31, 2019, the aggregate cost of our ships on order, not including any ships on order by our Partner Brands and the Silversea Cruises ships that remain contingent upon final documentation and financing, was approximately $14.8 billion, of which we had deposited $881.5 million as of such date. Approximately 65.9% of the aggregate cost was exposed to fluctuations in the Euro exchange rate at December 31, 2019. Refer to Note 18. Fair Value Measurements and Derivative Instruments for further information.
In addition, as of December 31, 2019, we have an agreement in place with Chantiers de l’Atlantique to build an additional Edge-class ship for delivery in the 4th quarter of 2024, which is contingent upon completion of conditions precedent and financing.
Litigation
On August 27, 2019, two lawsuits were filed against Royal Caribbean Cruises Ltd. in the U.S. District Court for the Southern District of Florida under Title III of the Cuban Liberty and Democratic Solidarity Act, also known as the Helms-Burton Act. The complaint filed by Havana Docks Corporation alleges it holds an interest in the Havana Cruise Port Terminal and the complaint filed by Javier Garcia-Bengochea alleges that he holds an interest in the Port of Santiago, Cuba, both of which were expropriated by the Cuban Government. The complaints further allege that Royal Caribbean Cruises Ltd. trafficked in those properties by embarking and disembarking passengers at these facilities. The plaintiffs seek all available statutory remedies, including the value of the expropriated property, plus interest, treble damages, attorneys’ fees and costs. Royal Caribbean Cruises Ltd. filed its answer to each complaint on October 4, 2019. We believe we have meritorious defenses to the claims, and we intend to vigorously defend ourselves against them. We believe that it is unlikely that the outcome of these matters will have a material adverse impact to our financial condition, results of operations or cash flows. However, the outcome of litigation is inherently unpredictable and subject to significant uncertainties, and there can be no assurances that the final outcome of this case will not be material.
We are routinely involved in other claims typical within the travel and tourism industry. The majority of these claims are covered by insurance. We believe the outcome of such claims, net of expected insurance recoveries, will not have a material adverse impact on our financial condition or results of operations and cash flows.
Other
Some of the contracts that we enter into include indemnification provisions that obligate us to make payments to the counterparty if certain events occur. These contingencies generally relate to changes in taxes, increased lender capital costs and other similar costs. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business. There are no stated or notional amounts included in the indemnification clauses and we are not able to estimate the maximum potential amount of future payments, if any, under these indemnification clauses. We have not been required to make any payments under such indemnification clauses in the past and, under current circumstances, we do not believe an indemnification in any material amount is probable.
If any person acquires ownership of more than 50% of our common stock or, subject to certain exceptions, during any 24-month period, a majority of our board of directors is no longer comprised of individuals who were members of our board of directors on the first day of such period, we may be obligated to prepay indebtedness outstanding under our credit facilities, which we may be unable to replace on similar terms. Our public debt securities also contain change of control provisions that would be triggered by a third-party acquisition of greater than 50% of our common stock coupled with a ratings downgrade. If this were to occur, it would have an adverse impact on our liquidity and operations.
At December 31, 2019, we have future commitments to pay for our usage of certain port facilities, marine consumables, services and maintenance contracts as follows (in thousands):

Year
2020	$202,879
2021	137,840
2022	57,096
2023	14,596
2024	8,760
Thereafter	34,233
$455,404